                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  March 27, 2003
                                                     ---------------------------

                                   NuCo2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Florida                      0-27378                65-0180800
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(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
of Incorporation)                                          Identification No.)

    2800 S.E. Market Place, Stuart, Florida                    34997
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    (Address of Principal Executive Offices)                 (Zip Code)

 Registrant's telephone number, including area code:        (772) 221-1754

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events.

            On March  27,  2003,  the  Board of  Directors  of NuCo2  Inc.  (the
"Company")  approved  the issuance of one  preference  share  purchase  right (a
"Right")  for each  outstanding  common  share,  par value  $.001 per share (the
"Common Shares"),  of the Company.  Shareholders of record on April 8, 2003 (the
"Record  Date") will  receive the Rights.  Each Right  entitles  the  registered holder,  upon the occurrence of certain events, to purchase from the Company one one-hundredth of a share of Series C Participating Preference Stock, without par value (the  "Preference  Shares"),  of the  Company at a price of $40.00 per one one-hundredth  of a  Preference  Share,  subject  to  adjustment  under  certain circumstances  (the "Purchase  Price").  The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"),  dated as of March
27,  2003,  between the Company  and  Continental  Stock  Transfer  &  Trust
Company, as Rights Agent (the "Rights Agent").

            Initially,  ownership  of the Rights will be evidenced by the Common
Share certificates representing shares then outstanding,  and no separate Rights
Certificates  will be  distributed.  In certain  circumstances,  the Rights will separate  from the Common Shares on a  Distribution  Date that will occur at the close of  business  on the date that is the  earlier of the tenth  business  day following  (i) a public  announcement  that a person or group of  affiliated  or associated persons (an "Acquiring Person") has acquired beneficial  ownership of
20% or more of the outstanding Common Shares (the "Shares Acquisition Date"), or
(ii) the commencement of a tender offer or exchange offer that would result in a person  or  group  beneficially  owning  20% or more of the  outstanding  Common
Shares,  unless the  transaction  is a tender  offer or  exchange  offer for all
Common Shares of the Company and the Board of Directors has determined  that the price  is  fair to the  shareholders  of the  Company  and  the  transaction  is otherwise in the best interest of the Company.  Until the Distribution Date, (a)
the Rights  will be  evidenced  by the  Common  Share  certificates  and will be transferred  with and only with such Common Share  certificates,  (b) new Common
Share  certificates  issued  after  the  Record  Date will  contain  a  notation incorporating  the Rights  Agreement  by  reference  and (c) the  surrender  for transfer of any certificate for Common Shares  outstanding  will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

            The Rights are not exercisable  until the Distribution Date and will expire at the  close of  business  on March  27,  2008,  unless  (i) the  Rights
Agreement  is extended by the Board by the  amendment  of the Rights  Agreement,
(ii) the Rights are earlier  redeemed by the Company as described below or (iii)
a  transaction  under  Section  13(d)  of  the  Rights  Agreement  (relating  to consolidation, merger or sale or transfer of assets or earning power) shall have occurred.

            As  soon  as  practicable   after  the  Distribution   Date,  Rights
Certificates  will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter,  the separate Rights
Certificates  alone will  represent  the Rights.  Rights may be issued after the
Distribution  Date and prior to their  redemption  or  expiration  only in cases approved by the Board or in connection with the exercise of stock options, stock appreciation  rights,  grants or awards that are outstanding on the Distribution
Date under any benefit plan or arrangement for employees or directors.

            Except in the circumstances  described below, after the Distribution
Date each Right will be exercisable for one one-hundredth of a Preference Share.
Each one  one-hundredth  of a Preference  Share  carries  voting rights that are intended to  approximate  the  equivalent  of one Common  Share.  The voting and dividend rights of the Preference  Shares are subject to adjustment in the event of dividends, subdivisions and combinations with respect to the Common Shares of the Company.  In lieu of issuing  certificates for fractional  Preference Shares that are not integral  multiples  of one  one-hundredth  of a  Preference  Share
(e.g.,  three  one-hundredths of a Preference Share), the Company shall pay cash representing  the current  market  value of the same  fraction  of a  Preference
Share.

            Subject  to  certain  conditions,  upon the  occurrence  of a person becoming an Acquiring  Person,  the Rights of the  Acquiring  Person and certain transferees of the Acquiring Person will be void. In addition, each other holder of a Right  (with  certain  exceptions)  will  have the right to  receive,  upon exercise  thereof at the current  Purchase Price in accordance with the terms of the Rights Agreement,  in lieu of a number of Preference Shares,  such number of
Common  Shares as shall equal the result  obtained by (x)  multiplying  the then current Purchase Price by the number of one one-hundredths of a Preference Share for which a Right was exercisable  immediately  prior to the first occurrence of such  event,  and  (y)  dividing  that  product  (which,  following  such  first occurrence,  shall  thereafter be referred to as the  "Purchase  Price" for each
Right) by 50% of the current per share market price per Common Share on the date of such first occurrence.  Notwithstanding any of the foregoing, the Rights will be exercisable following the Shares Acquisition Date only when the Rights are no longer redeemable by the Company as discussed below.

            At any time after a Person becomes an Acquiring  Person and prior to the  acquisition  by such person or group of fifty  percent (50%) or more of the outstanding  Common  Shares,  the Board may  exchange  all or part of the Rights
(other than Rights held by such Person or group which may have become void),  in whole or in part, for Common Shares at an exchange ratio of one Common Share per
Right.

            At any time  during the ten days  following  the Shares  Acquisition
Date, the Company may redeem the Rights in whole, but not in part, at a price of
$.001 per Right. That ten-day  redemption period may be extended by the Board of
Directors  so long as the  Rights  are still  redeemable.  Immediately  upon the action of the Board of Directors  ordering  redemption of the Rights, the Rights will  terminate  and the only right of the  holders of Rights will be to receive the $.001 redemption price.

            In the event  that,  at any time  following  the Shares  Acquisition
Date,  (i) the  Company is acquired  in a merger or other  business  combination transaction in which the Company is not the surviving  corporation (other than a merger with a subsidiary of the Company in  circumstances  where the benefits of the Rights  will not be  substantially  diminished),  or (ii) 50% or more of the
Company's assets, cash flow or earning power is sold or transferred, each holder of a valid Right shall  thereafter  have the right to  receive,  upon  exercise, common  shares  of the  acquiring  company  having a value  equal  to twice  the exercise  price of the Right based on average market price of such shares during the 30 trading days prior to the consummation of the merger or sale (that is, at a price per share equal to one-half of their average market price during such 30 prior trading days). Again,  provision is made to permit surrender of the Rights in exchange for one-half of the value otherwise purchasable.

            The Purchase Price payable and the number of one one-hundredths of a
Preference Share or other  securities or property  issuable upon exercise of the
Rights are subject to  adjustment  from time to time to prevent  dilution (i) in
the  event  of  a  stock   dividend  on,  or  a   subdivision,   combination  or
reclassification of, the Common Shares, (ii) if holders of the Common Shares are granted certain rights or warrants to subscribe for Common Shares or convertible securities at less than the current market price of the Common Shares,  or (iii)

upon  the  distribution  to  holders  of  the  Common  Shares  of  evidences  of
indebtedness  or  assets   (excluding   regular   quarterly   dividends)  or  of
subscription  rights or  warrants  (other than those  referred  to above).  With certain  exceptions,  no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

            Until a Right is exercised,  the holder thereof,  as such, will have no rights as a shareholder of the Company,  including,  without limitation,  the right to vote or to receive dividends.

            Any of the provisions of the Rights  Agreement may be amended by the
Board of  Directors of the Company so long as the rights are  redeemable  by the
Board except to reduce the redemption price.  After such time, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely  affect the interests of holders of Rights
(excluding the interests of any Acquiring  Person) or to shorten or lengthen any time period under the Rights Agreement.

            While  the  distribution  of  the  Rights  will  not be  taxable  to
shareholders  or  to  the  Company,   shareholders   may,   depending  upon  the
circumstances,  recognize  taxable  income in the event that the  Rights  become exercisable  for Common  Shares (or other  consideration)  of the Company or for common shares of the acquiring company as set forth above.

            The Rights  Agreement  between  the  Company  and the  Rights  Agent specifying the terms of the Rights, which includes as Exhibit B thereto the Form of Rights  Certificate,  is attached  as Exhibit 4.1 hereto and is  incorporated herein by reference.  The foregoing  description does not purport to be complete and is qualified in its entirety by reference to the  description  of the Rights and their terms set forth in the Rights Agreement.

            A press release by the Company  relating to the Rights  Agreement is attached as Exhibit 99.1 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)     Exhibits

            Exhibit No.          Description

            4.1                  Rights  Agreement,  dated as of March 27, 2003,
                                 between  NuCo2  Inc.  and   Continental   Stock
                                 Transfer & Trust Company, as Rights Agent. (1)

            99.1                 Press Release dated March 28, 2003

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(1) Incorporated by reference to the Company's Registration Statement on Form
8-A filed on March 31, 2003.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NUCO2 INC.

Dated: March 31, 2003                             By: /s/ Eric M. Wechsler
                                                      --------------------------
                                                      Eric M. Wechsler,
                                                      General Counsel